EXHIBIT 23.3


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in Registration Statements No. 33-48358, 33-52201, 33-58103, 33-62005, 333-09919,
333-20841, 333-18511, 333-31715, 333-46858, 333-44785, 333-69483,
333-62256, 333-63184, 333-84014, and 333-88924 of EOG Resources,
Inc. on Form S-3 and Form S-8 of our report dated February 19, 2003, appearing in this Current Report on Form 8-K of EOG Resources, Inc. for the year ended December 31, 2002.


                                        DELOITTE & TOUCHE LLP

Houston, Texas
February 19, 2003